UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2023

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 27, 2023, Cosmos Health Inc. (the “Company”) received a Letter of Reprimand from the Nasdaq Stock Market in accordance with Listing Rule 5810(c)(4).  Nasdaq had previously determined that the Company had not obtained prior shareholder approval for the October 2022 best-efforts public offering involving the issuance of 20% or more of the outstanding shares at less than the minimum price.  Because the offering consisted of Units of common stock, Series A Warrants and Series B Warrants it was necessary to allocate a value to the warrants which resulted in the Units being sold at a greater discount than permitted.

The Staff considered it appropriate to close these matters by issuing this Letter of Reprimand in accordance with Listing Rule 5810(c)(4). Nasdaq found that: “The Company states in the Submission that any violation of the Listing Rules was inadvertent and that it reasonably relied upon the expertise of its independent advisors.  The Company further noted that approximately 98% of the votes cast on matters presented at the December 2, 2022 annual meeting were affirmative, demonstrating that the required votes were available if the Company had sought shareholder approval. Additionally, the Company stated in the Submission that the Offering did not materially adversely affect shareholders’ interest and was, in fact, “the largest capital raise in the Company’s history and has put the Company in better economic shape than in many years.” Staff also notes that the Company has not demonstrated a prior pattern of non-compliance. Finally, at the annual meeting held on September 18, 2023, the Company obtained shareholder ratification of the transaction.” Thus, following the aforementioned letter of reprimand, the matter is considered closed and no further action needs to be taken by the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: October 3, 2023	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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